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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2008

                                LITTELFUSE, INC.
               (Exact Name Of Registrant As Specified In Charter)

        DELAWARE                        0-20388                   36-3795742

(State of Incorporation)         (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)

                           800 East Northwest Highway,
                              Des Plaines, IL 60016
          (Address of principal executive offices, including zip code)

                                 (847) 824-1188
              (Registrant's telephone number, including area code)

                                 Not applicable
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On April 25, 2008, at the Annual Meeting of Stockholders of Littelfuse, Inc. (the "Company"), the stockholders approved the Littelfuse, Inc. 2008 Annual Incentive Plan (the "Annual Incentive Plan"). The Annual Incentive Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company.

      The Annual Incentive Plan provides for grants of cash incentive awards, in the discretion of the Committee, to the principal executive officer, the principal financial officer and each of the other three most highly compensated executive officers of the Company (the "Named Executive Officers") and key employees of the Company. Awards are based on the achievement of performance factors specified in the award during a designated performance period, generally a twelve-month period. Each award specifies a threshold, target and maximum award a participant in the plan is to receive based on the level at which the participant's performance factors are achieved. Awards may be stated either as a dollar amount or a percentage of the participant's base salary (as in effect when the award is determined).

      In the case of a Named Executive Officer, the performance factors must be objective and based solely upon one or more business criteria, including, but not limited to, sales, margins, volume, cash flow, earnings per share, stock price, net income, cash from operations, market share, and return on assets, which may apply to the Named Executive Officer in question, an identifiable business unit or the Company as a whole, and on an annual or other periodic or cumulative basis. The performance factors for other participants may include such business criteria as the Committee may determine to be appropriate, which may include financial and nonfinancial performance goals that are linked to the individual's business unit, to the individual's areas of responsibility, or to the Company as a whole.

      The Committee must designate the participants eligible to receive awards during the first 90 days of each performance period. The Committee retains the authority to decrease the award of a Named Executive Officer, and to increase or decrease the award of any other participant, in its sole discretion. No award payable to any participant for a performance period may exceed $2,000,000. In general, a participant must be employed on the last day of a performance period to receive payment of any award earned for such performance period. The Annual Incentive Plan may be amended to the extent allowable by rules and regulations applicable to the Company, and the Annual Incentive Plan will terminate on April 25, 2013. The text of the Annual Incentive Plan is incorporated herein by reference from Exhibit A to the Company's Proxy Statement for Annual Meeting of Stockholders held on April 25, 2008, as filed with the Securities and Exchange Commission on March 26, 2008 (the "2008 Proxy Statement").

      Additionally, on April 25, 2008, at the Annual Meeting of the Board, the Board granted the following awards of non-qualified stock options under the Littelfuse, Inc. Equity Incentive Compensation Plan to Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer; Mr. Philip G. Franklin, Vice President, Operations Support and Chief Financial Officer; Mr. David R. Samyn, Vice President and General Manager of the Electronics Business Unit; Mr. David W. Heinzmann, Vice President of Global Operations; and H. Dalsen Ferbert, Vice President and General Manager of the Electrical Business Unit, pursuant to the revised form of Stock Option Agreement set forth on Exhibit 99.1, hereto:

Officer                                            Number of Options
-------                                            -----------------
1. Gordon Hunter                                         36,100

2. Philip G. Franklin                                    13,100

3. David R. Samyn                                         9,200

4. David W. Heinzmann                                    10,300

5. H. Dalsen Ferbert                                      8,800

      On April 25, 2008, the Board also made the following awards of restricted stock of the Company under the Littelfuse, Inc. Equity Incentive Compensation Plan, pursuant to the form of Restricted Stock Award Agreement set forth on
Exhibit 99.2, hereto:

Officer                                            Number of Options
-------                                            -----------------
1. Gordon Hunter                                        6,090

2. Philip G. Franklin                                   2,210

3. David R. Samyn                                       1,550

4. David W. Heinzmann                                   1,730

5. H. Dalsen Ferbert                                    1,490

      On April 25, 2008, at the Annual Meeting of the Board, the Board awarded 2,415 stock options to each outside director under the Littelfuse, Inc. Outside Directors' Equity Plan, pursuant to the revised form of Stock Option Award Agreement set forth on Exhibit 99.3, hereto. The Board also awarded at its Annual Meeting 1,652 restricted stock units to each outside director under the Littelfuse, Inc. Outside Directors' Equity Plan, pursuant to the revised form of Restricted Stock Unit Award Agreement set forth on Exhibit 99.4, hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are filed with this report:

EXHIBIT NO.      DESCRIPTION
-----------      -----------
   99.1          Form of Stock Option Agreement

   99.2          Form of Restricted Stock Award Agreement

   99.3          Form of Stock Option Award Agreement

   99.4          Form of Restricted Stock Unit Award Agreement

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LITTELFUSE, INC.
                                            (Registrant)

Date: May 1, 2008                           /s/ Philip G. Franklin
                                            -----------------------------------
                                            Philip G. Franklin
                                            Vice President, Operations Support
                                            and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------
   99.1          Form of Stock Option Agreement

   99.2          Form of Restricted Stock Award Agreement

   99.3          Form of Stock Option Award Agreement

   99.4          Form of Restricted Stock Unit Award Agreement